MAJOR CUSTOMERS	12 Months Ended
Dec. 31, 2018
Risks and Uncertainties [Abstract]
MAJOR CUSTOMERS

NOTE 9  MAJOR CUSTOMERS

For the twelve months ended December 31, 2018, and the ten months ended December 31, 2017, approximately, 58% and 56%, respectively, of the Company’s gross product revenues were derived from one major customer.  At December 31, 2018 and December 31, 2017, accounts receivable due from this customer were $0.8 million and $0.9 million, respectively.

The largest customer in both years is a domestic medical products and supplies distributor.  Although a number of larger infusion customers have elected to consolidate their purchases through one or more distributors in recent years, we continue to maintain strong direct relationships with them.  We do not believe that their continued purchase of FREEDOM System products and related supplies is contingent upon the distributor.